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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 10, 1999


                          CHURCHILL DOWNS INCORPORATED
               (Exact name of registrant as specified in charter)



KENTUCKY                          0-01469                         61-0156015
(State or other                (Commission                      (IRS Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)


                  700 CENTRAL AVENUE, LOUISVILLE, KENTUCKY 40208
                    (Address of principal executive offices)


                                 (502) 636-4400
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On September 10, 1999, Churchill Downs Incorporated (the "Company"), through its wholly owned subsidiary Churchill Downs California Company, acquired the Hollywood Park Race Track horse racing facility (the "Race Track") and the Hollywood Park Casino card club casino located in Inglewood, California, from Hollywood Park, Inc., a Delaware corporation ("Seller"), pursuant to an Asset Purchase Agreement dated as of May 5, 1999 by and between the Company and Seller, as amended by Amendment No. 1 dated as of August 31, 1999 by and among the Company, Churchill Downs California Company and Seller (collectively, the "Agreement"). Pursuant to the Agreement, the Company acquired substantially all of the assets of Seller used in its operation of the Race Track which included land, buildings, improvements and equipment, and the building in which the Hollywood Park Casino is operated and related fixtures (the "Casino Building") (the acquired assets associated with the Race Track and the Casino Building are collectively referred to as the "Assets"). The Assets include approximately 240 acres of land upon which the Race Track and the Casino Building are located. The Company did not acquire Seller's assets related to its operation of the Hollywood Park Casino, other than the Casino Building. The Company intends to continue to operate the Race Track at the same location and under the same name. The Company will lease the Casino Building to Seller pursuant to a ten-year lease with one ten-year renewal option. The Seller will pay the Company annual rent under the lease for the Casino Building of Three Million Dollars ($3,000,000), subject to adjustment during the renewal period.

         The Company paid Seller One Hundred Forty Million Dollars ($140,000,000) cash for the Assets, and in addition the Company agreed to assume and perform certain liabilities of Seller relating to the Assets. The Company paid the purchase price from a draw on its credit facility with PNC Bank, National Association. The purchase price was determined by the Company based on its analysis of the Assets and the financial performance of the Race Track.

         A  copy  of  the  press  release   announcing  the  completion  of  the
transaction is attached as Exhibit 99 to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         A.       Financial Statements of Businesses Acquired.

                  To be filed by amendment on or about November 23, 1999.

         B.       Pro Forma Financial Information.

                  To be filed by amendment on or about November 23, 1999.

         C.       Exhibits

                  2.1      Asset Purchase  Agreement  dated as of May 5, 1999 by
                           and  between   Churchill   Downs   Incorporated   and
                           Hollywood Park, Inc., incorporated by


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                           reference to the Company's Registration Statement on
                           Form S-3 dated May 21, 1999, File No. 333-79031.

                  2.2 Amendment No. 1 to Asset Purchase Agreement dated as of August 31, 1999 by and among Churchill Downs Incorporated, Churchill Downs California Company and Hollywood Park, Inc.

                 10.1 Casino Lease Agreement dated as of September 10, 1999 by and between Churchill Downs California Company and Hollywood Park, Inc.

                  99 Press release issued on September 10, 1999 by Churchill Downs Incorporated.





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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHURCHILL DOWNS INCORPORATED
                                   (Registrant)



                                   By:  /S/  THOMAS H. MEEKER
                                        Thomas H. Meeker, President



Date:  September 23, 1999


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                                  EXHIBIT INDEX


Exhibit Number              Description of Exhibit                    Page


2.1 Asset Purchase Agreement dated as of May 5, 1999 by and between Churchill Downs Incorporated and Hollywood Park, Inc., incorporated by reference to the Company's Registration Statement on Form S-3 dated May 21, 1999, File No. 333-79031.

2.2               Amendment No. 1 to Asset Purchase Agreement            6
                  dated as of August 31, 1999 by and among Churchill Downs Incorporated, Churchill Downs
                  California Company and Hollywood Park, Inc.

10.1             Casino Lease Agreement dated as of September 10,       10
                  1999 by and between Churchill Downs California
                  Company and Hollywood Park, Inc.

99                Press release issued on September 10, 1999 by         47
                  Churchill Downs Incorporated.